SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 30, 1998
                               ------------------
                        (Date of earliest event reported)


                       New England Community Bancorp, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   0-14550                             06-1116165
                   -------                             ----------
           (Commission File Number)          (IRS Employer Identification No.)


        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events.

New England Community Bancorp, Inc. (the "Company") acquired Bank of South Windsor ("South Windsor") effective August 14, 1998. The Company is required to report the consolidated results of operations for the 30 day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This report on Form 8-K is designed solely to present the combined financial results for the Company and its subsidiaries, including South Windsor, for the quarter ended September 30, 1998--which includes the 30 day period following the acquisition.

For the three month period ended September 30, 1998:

(in thousands)

           Income Before Income Taxes             $    506
           Income Taxes                                426
                                                  --------
           Net Income                             $     80
                                                  ========


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            New England Community Bancorp, Inc.
                                            -----------------------------------

Date:  October 21, 1998            By:      s/s Anson C. Hall
                                            -----------------------------------
                                            Anson C. Hall
                                            Vice President and Treasurer
                                            (principal financial officer)